UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1: Report to Shareholders

Summit Cash Reserves Fund	October 31, 2010

The views and opinions in this report were current as of October 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Bonds offered good overall returns during the 12 months ended October 31, 2010, although results were once again very different for short- and long-term securities. Money market securities offered minimal yields in line with the Federal Reserve’s near 0% interest rate policy. Long-term bonds, including GNMAs, recorded better results as yields fell and investors were able to enjoy decent coupon returns. The two Summit Income Funds recorded results that reflected these very different market environments.

ECONOMY AND INTEREST RATES

The U.S. economy continued to recover over the past year, although the pace of its rebound slackened considerably over the course of our reporting period. Private sector employers began adding to payrolls at the start of the year, encouraged by healthy export growth and the need to rebuild depleted inventories. Manufacturers enjoyed particularly strong growth, but the housing sector also showed signs of stabilizing, thanks in part to homebuyer tax incentives. Growth in output and hiring slowed substantially in the spring, however. A number of culprits may have been to blame, including the Greek debt crisis, the end of the homebuyer tax credit, and the waning impact of government stimulus measures. Some even began to worry that the economy might experience a “double dip” recession, although signs of renewed economic strength at the end of the period seemed to suggest that the economy was continuing to expand—if at a disappointingly slow pace.

Signs of wavering growth in the U.S. and troubles overseas appeared to delay any tightening of monetary policy. Inflation also remained at low levels, trending below the range targeted by the Federal Reserve to meet its dual mandate of maximum employment and price stability. Calling the economic outlook “unusually uncertain,” Fed Chairman Ben Bernanke stated late in the summer that the central bank stood ready to institute other measures to support the economy if conditions called for them. As the period came to a close, speculation grew that the Fed was set to institute these measures via a second program of quantitative easing—dubbed “QE2”—in which the central bank would purchase Treasuries or other long-term securities in order to drive down borrowing costs and add liquidity to the financial system. After rising in the first half of the period, Treasury yields mostly fell in the latter half due to market expectations that the Fed’s plan would increase demand for government bonds.

SUMMIT CASH RESERVES FUND
Your fund returned 0.01% over the six months and 0.01% in the 12 months ended October 31, 2010. The fund’s minimal return was slightly behind that of its Lipper peer group, although returns for all money market funds have clustered slightly above zero in recent months. Like many of its peers, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a zero or positive net yield for the fund. While performance comparisons in this near 0% interest rate environment are difficult, the fund’s longer-term returns have always been attractive and have placed it consistently in or near the top 10% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 137 of 283, 35 of 269, 24 of 246, and 20 of 200 money market funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2010, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

In its November 3 statement, the Federal Open Market Committee affirmed its continuing commitment to maintaining “exceptionally low levels of the federal funds rate for an extended period” and its intention to “maintain the target range for the federal funds rate at 0 to ¼ percent.” With the Fed also announcing its intent to begin another round of quantitative easing, it is unlikely that money market rates will move significantly higher until 2012. In other words, the Fed’s policy stance means that money market investors will continue to see near-zero returns for some time to come.

With the market’s growing acceptance that this extraordinary period of low interest rates will endure, money market rates continue to compress around the Fed’s target. Yields on low-risk U.S. Treasury bills have moved dramatically lower: 90-day bills currently yield 0.10%, the six-month bill ended the period at 0.15%, and the one-year bill fell 19 basis points (or 0.19%) to end at 0.23% . The benchmark Libor curve—a bank lending rate against which most commercial paper and certificates of deposit are priced—moved lower as well: 90-day Libor ended the period at 0.29%, down six basis points since our last report, while the longer end of the Libor curve fell even more.

Our strategy remains relatively unchanged since our last report. Headlines remind us daily that the financials sector still has many obstacles to overcome, reinforcing our overall caution toward the sector and our focus on bank issuers in which we have the highest conviction. Municipal variable rate debt continues to make up a significant portion of the portfolio due to attractive rates and the highly liquid nature of the investments we are finding. Meanwhile, with the Fed on hold and interest rates unlikely to head higher, we continue to maintain a weighted average maturity that is somewhat longer than our peer group in order to capture modestly higher yields. With longer rates in our market having fallen significantly, however, we are finding fewer opportunities we like in longer-dated, fixed rate coupons. Our weighted average maturity is somewhat shorter than six months ago, ending the period at 41 days.

The short-term funding markets in which we invest are changing significantly as a result of the financial crisis and new regulations, such as those poised to emerge from the upcoming Basel III accords. These changes are making short-term funding less attractive to many issuers, while slack economic demand has simultaneously diminished the need for short-term funding by a substantial amount. For now, the short-term markets remain in balance, but we remain concerned about further pullbacks in demand for short-term funding—and thus, supply of short-term paper. With all rates remaining near zero, we remain focused on maintaining a high-quality, highly liquid portfolio.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 4.38% over the six months and 6.79% over the 12 months ended October 31, 2010. As shown in the Performance Comparison table below, the portfolio modestly trailed the Barclays Capital U.S. GNMA Index over both periods while outpacing the Lipper GNMA Funds Average over the six months and lagging it over the full year. The fund’s performance continued to compare favorably with the majority of its peers, particularly over longer time periods. Based on cumulative total return, the fund was ranked 32 of 66, 30 of 61, 27 of 56, and 13 of 44 GNMA funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2010, respectively. Results will vary for other time periods. (Past performance cannot guarantee future results.)

Over much of the period, the fund’s duration, or its sensitivity to interest rate changes, was shorter than that of many of its peers. As a result, the fund underperformed its Lipper average as rates decreased substantially—the interest rate on the 10-year Treasury declined 78 basis points from 3.38% to 2.60% over the year—due to a lethargic domestic economic recovery and an ominous global environment. We partially compensated for our unfavorable duration posture by a modest allocation to top-tier, AAA rated commercial mortgage-backed securities (CMBS). In addition to its holdings of individual bonds, the fund also holds CMBS indirectly through an investment vehicle established by T. Rowe Price that permits its funds, including the Summit GNMA Fund, to take advantage of the investment opportunities presented by the Term Asset-Backed Loan Facility (TALF) program mentioned on page 7. Much of our time is dedicated to careful selection of mortgage-backed securities (MBS) pools with both appealing valuations and a structure that responds well to changes in interest rates—an effort that continues to aid the fund’s returns.

Following the extreme turbulence in the financial markets of 2008 and early 2009, investors in fixed income spread products (securities other than low-risk Treasuries) have watched returns march almost steadily in one direction—upward. Buoyed by the “shock and awe” response of the U.S. government to the financial crisis, securitized products—which include securities that were previously in the eye of the storm—have been among the strongest performers in the fixed income markets and have enjoyed unprecedented returns. The chart to the left illustrates one-year excess returns over Treasuries with similar duration for various sectors, as well as the realized risk of the sectors, defined as the standard deviation of the previous 12 months’ excess returns. As can be seen, GNMA bonds have delivered solid outperformance versus Treasuries, with limited volatility relative to other fixed income sectors.

The prevailing question entering 2010 was whether or not many areas of the financial system that were on government life support could survive on their own in the midst of a fragile economic recovery and still somewhat timid investor base. So far, the answer seems to be in the affirmative. The TALF program, which ended on March 31, 2010, was widely considered an enormous success, as the prospect of cheap leverage through government-issued loans enticed investors back into the market and drove interest rates on everything from auto loans to credit cards back to pre-crisis levels. In fact, the conclusion of this program was a nonevent, as the asset-backed security (ABS) sector was standing on its own well before the March 31 deadline. CMBS also benefited from the TALF program, as well as the Public-Private Investment Program, which spawned multiple funds composed of government and private asset manager partnerships and billions of dollars in buying power focused on the more heavily distressed nonagency MBS and CMBS sectors. Much like ABS, the CMBS market seems to be relatively healthy again, though still vulnerable to bouts of risk aversion.

Agency MBS such as GNMA bonds, which make up the vast majority of the Summit GNMA Fund, have also enjoyed a rather smooth transition from public- to private-led support. For these securities, the main lifeline came in the form of the Fed’s first quantitative easing program. By purchasing $1.25 trillion of securities, the Fed entrenched itself as the primary player in this market, substantially lowering MBS spreads—the additional yield demanded by investors over comparable Treasuries—and, by extension, mortgage rates available to borrowers. Like TALF, this program came to an end on March 31, leading most investors to expect some amount of MBS underperformance given the departure of a huge source of demand from the market. Fortunately, this never materialized to any large degree, and MBS have continued to churn out strong and stable—if not spectacular—returns for investors.

MBS continue to benefit from several forces that make the securities an appealing option for investors. First, favorable technical factors remain in place. On the demand side, MBS are benefiting from consistent buying by banks and money managers, who had been largely pushed out of the market by the Fed in 2009 and early 2010. On the supply side, negative net issuance—when the amount of MBS issued is less than the balance paid down—should also support prices.

Second, MBS are performing unusually well in a falling interest rate environment. Mortgage loans are not being paid off to the extent witnessed historically when interest rates have been at very low levels. Many homeowners are “underwater” on their homes, with the balance of their loan worth more than the house. When combined with still-tight credit conditions, the environment makes it quite difficult to take advantage of low rates by prepaying an old mortgage and securing a new one. What is bad news for homeowners is good news for investors, who are allowed to clip an attractive coupon for a longer time.

A sharp increase in rates would hurt mortgage performance, but we regard such a move as unlikely for the balance of 2010 and into 2011. Given fundamentally attractive valuations and the technical factors highlighted above, any weakness in mortgage spreads is likely to be regarded as a buying opportunity.

OUTLOOK

Recent data indicate that the broader economy is improving, though at a slower pace than hoped for. Instability in Europe and persistently high unemployment in the U.S. probably mean that the Fed will keep short-term interest rates low for the foreseeable future. The Fed’s recent decision to undertake another round of quantitative easing should support a low rate, low volatility environment for longer-term bonds. Barring any unforeseen shocks, we imagine the market environment for the Summit Income Funds will remain much as it has been for the past year—favorable for long-term bond investors but not for those seeking short-term income. Our overall goal in the coming months will remain to offer our shareholders careful research and prudent risk management.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 16, 2010

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average life: The weighted average life is a measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit-quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
ASSET BACKED COMMERCIAL PAPER 10.1%		
Alpine Securitization, 0.24%, 11/16/10 (1)	74,000	73,993
Bryant Park Funding, 0.25%, 11/10/10 (1)	44,870	44,867
Chariot Funding, 0.30%, 2/1/11 (1)	36,750	36,722
Citibank Credit Card Issuance Trust, 0.27%, 11/1/10 (1)	47,000	47,000
Fairway Finance, VR, 0.276%, 1/18/11 (1)	28,750	28,750
Falcon Asset Securitization, 0.30%, 2/2/11 (1)	50,000	49,961
Market Street Funding, 0.28%, 1/5/11 (1)	12,029	12,023
Market Street Funding, 0.29%, 2/7/11 (1)	18,419	18,404
Market Street Funding, 0.31%, 2/8/11 (1)	18,000	17,985
Market Street Funding, 0.31%, 2/14/11 (1)	19,304	19,286
MetLife Short Term Funding, 0.80%, 9/9/11 (1)	27,850	27,657
MetLife Short Term Funding, 0.83%, 8/8/11 (1)	26,000	25,832
MetLife Short Term Funding, 0.85%, 8/16/11 (1)	43,000	42,708
Straight-A Funding, 0.26%, 1/14/11 (1)	63,200	63,166
Straight-A Funding, 0.30%, 11/1/10 (1)	20,000	20,000
Thames Asset Global Securities, 0.28%, 12/6/10 (1)	30,000	29,992
Total Asset Backed Commercial Paper (Cost $558,346)		558,346
CERTIFICATES OF DEPOSIT 17.0%		
Banco Bilbao Vizcaya, VR, 0.326%, 12/15/10 (2)	7,000	6,999
Banco Bilbao Vizcaya, VR, 0.346%, 12/13/10 (2)	50,000	50,000
Bank of Montreal (Chicago), VR, 0.345%, 9/29/11 (2)	75,000	75,000
Bank of Montreal (Chicago), VR, 0.356%, 11/23/11 (2)	21,000	20,998
Barclays Bank, VR, 0.439%, 7/19/11 (2)	49,750	49,750
BNP Paribas, 0.33%, 2/7/11 (2)	80,000	80,000
BNP Paribas, 0.51%, 1/19/11 (3)	44,000	44,001
DnB NOR Bank, VR, 0.336%, 12/3/10 (2)	24,000	24,000
National Bank of Canada, VR, 0.49%, 9/19/11 (2)	50,000	50,000
Rabobank Nederland, VR, 0.276%, 3/24/11 (2)	50,000	50,000

Westpac Securities, VR, 0.376%, 12/10/10 (1)	24,600	24,600
Total Financial Company Commercial Paper (Cost $559,931)		559,931

GOVERNMENT AGENCY DEBT 1.1% (4)

Federal Farm Credit Bank, 2.625%, 4/21/11	8,000	8,079
Federal Home Loan Bank, 0.75%, 1/18/11	25,000	25,018
Federal Home Loan Bank, 0.75%, 6/2/11	16,250	16,250
Federal Home Loan Bank, 0.95%, 2/3/11	13,000	13,017
Total Government Agency Debt (Cost $62,364)		62,364

OTHER COMMERCIAL PAPER 8.9%

Baltimore County, GO, TECP, 0.29%, 1/20/11	9,000	9,000
Baltimore County, GO, TECP, 0.31%, 1/10/11	12,000	12,000
Baptist Memorial Health Care, TECP, 0.35%, 11/8/10	14,500	14,500
Baptist Memorial Health Care, TECP, 0.35%, 1/7/11	12,320	12,320
Cargill, 0.28%, 1/20/11 (1)	26,000	25,984
Catholic Health Initiatives, TECP, 0.35%, 11/8/10	29,750	29,750
Catholic Health Initiatives, TECP, 0.37%, 2/11/11	16,000	16,000
Catholic Health Initiatives, TECP, 0.40%, 4/6/11	20,430	20,430
ENI Finance, 0.75%, 4/28/11 (1)	50,000	49,814
Maryland HHEFA, Johns Hopkins Health, TECP, 0.32%, 1/13/11	12,000	12,000
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.31%, 1/21/11	11,429	11,429
Port of Seattle, TECP, 0.43%, 11/5/10	7,000	7,000
Port of Seattle, TECP, 0.50%, 11/4/10	7,200	7,200
Providence Health & Services, TECP, 0.38%, 1/27/11	25,000	25,000
Providence Health & Services, TECP, 0.40%, 11/15/10	15,000	15,000
Providence Health & Services, TECP, 0.40%, 11/22/10	14,000	14,000
Providence Health & Services, TECP, 0.70%, 1/11/11	21,000	21,000
Reckitt Benckiser, 0.44%, 4/4/11 (1)	26,000	25,951

Reckitt Benckiser, 0.465%, 5/10/11 (1)	22,500	22,445
Rochester Health Care Fac., Mayo Clinic, TECP, 0.28%, 12/7/10	8,850	8,850
South Carolina Public Service Auth., Series A, TECP 0.30%, 11/16/10	6,901	6,901
South Carolina Public Service Auth., Series B, TECP 0.30%, 11/16/10	16,075	16,075
Tennessee, GO, TECP, 0.32%, 1/11/11	8,000	8,000
Texas PFA, GO, TECP, 0.34%, 11/4/10	17,000	17,000
Toyota Credit Canada, 0.36%, 2/17/11	25,000	24,973
Toyota Credit Canada, 0.36%, 2/18/11	25,000	24,973
Univ. of California, 0.34%, 2/3/11	22,700	22,680
Vanderbilt Univ., 0.32%, 1/7/11	10,750	10,743
Total Other Commercial Paper (Cost $491,018)		491,018

OTHER INSTRUMENTS 2.6%

American Honda Finance, VR, 0.286%, 4/15/11 (5)	49,600	49,600
American Honda Finance, VR, 0.461%, 8/10/11	24,500	24,500
Bank of America, VR, 0.356%, 1/27/11	49,000	49,012
BellSouth, VR, 4.295%, 4/26/11 (5)	19,500	19,795
Total Other Instruments (Cost $142,907)		142,907

OTHER MUNICIPAL DEBT 2.6%

California EFA, Univ. of Southern California, VRTR 0.27%, 4/1/28	7,735	7,735
California EFA, Univ. of Southern California, VRTR 0.28%, 10/1/15	2,955	2,955
Columbus, Sewer, VRTR, 0.28%, 12/1/15	2,800	2,800
Dormitory Auth. of the State of New York Personal Income Tax, VRTR, 0.28%, 3/15/16	2,000	2,000
JPMorgan Chase, Ascension Health, VRTR, 0.30%, 11/15/30 (5)	5,200	5,200
JPMorgan Chase, Bay Area Toll Auth., VRTR, 0.28%, 4/1/16 (5)	2,500	2,500

JPMorgan Chase, Dist. of Columbia, GO, VRTR 0.28%, 6/1/17 (5)	5,500	5,500
JPMorgan Chase, Duke Univ., VRTR, 0.28%, 10/1/34 (5)	11,000	11,000
JPMorgan Chase, Froedtert & Community Health, VRTR 0.28%, 4/1/17 (5)	17,610	17,610
JPMorgan Chase, Metropolitan Water Dist. of Southern California, VRTR, 0.28%, 7/1/31 (5)	2,225	2,225
JPMorgan Chase, New York State Personal Income Tax, VRTR 0.28%, 3/15/17 (5)	8,380	8,380
JPMorgan Chase, Salt River Project Agricultural Improvement & Power, VRTR, 0.28%, 1/1/17 (5)	4,000	4,000
JPMorgan Chase, Univ. of California Regents, VRTR 0.28%, 11/15/16 (5)	4,900	4,900
JPMorgan Chase, Washington, GO, VRTR, 0.28%, 2/1/17 (5)	12,195	12,195
New York State Liberty Dev. Corp., World Trade Center 0.32%, 3/1/11 (Tender 3/1/11)	40,250	40,250
New York State Urban Dev. Corp., Personal Income Tax, VRTR 0.28%, 12/15/15	600	600
South Miami HFA, Baptist Health South, VRTR, 0.29%, 2/15/15	5,500	5,500
Utah Transit Auth., Sales Tax, VRTR, 0.28%, 12/15/15	3,800	3,800
Wisconsin HEFA, Ascension Health, VRTR, 0.28%, 11/15/17 (5)	5,255	5,255
Total Other Municipal Debt (Cost $144,405)		144,405

OTHER NOTES 8.5%

Ally Auto Receivables Trust Series 2010-2, Class A1, 0.586%, 7/15/11	8,751	8,751
AmeriCredit Automobile Receivables Trust Series 2010-2, Class A1, 0.501%, 6/8/11	8,543	8,543
Bank of America Auto Trust Series 2010-2, Class A1, 0.619%, 7/15/11	13,643	13,643
Berkshire Hathaway Finance, VR, 0.589%, 1/11/11	14,000	14,009
CarMax Auto Owner Trust Series 2010-2, Class A1, 0.627%, 7/15/11	10,074	10,074

CIT Equipment Collateral Trust Series 2010-VT1A, Class A1, 0.344%, 3/15/11 (5)	4,135	4,135
CNH Equipment Trust, Series 2010-B, Class A1, 0.575%, 9/2/11	8,787	8,787
European Investment Bank, 5.25%, 6/15/11	18,000	18,508
Ford Credit Auto Owner Trust Series 2010-B, Class A1, 0.506%, 8/15/11 (5)	17,182	17,182
GE Capital, 5.00%, 12/1/10	40,000	40,146
Hewlett-Packard, VR, 1.354%, 5/27/11	9,000	9,053
JPMorgan Chase, 1.65%, 2/23/11 (6)	35,000	35,131
JPMorgan Chase, VR, 0.518%, 1/31/11	86,000	86,040
JPMorgan Chase, VR, 0.586%, 8/15/11	10,000	10,014
JPMorgan Chase, VR, 1.043%, 6/13/11	8,500	8,540
Navistar Financial Corporation Owner Trust Series 2010-A, Class A1, 0.608%, 6/20/11 (5)	11,399	11,399
Nissan Auto Lease Trust Series 2010-A, Class A1, 0.561%, 6/15/11	6,320	6,320
Nordea Bank, VR, 0.392%, 6/20/11 (5)	5,100	5,101
Nordea Bank, VR, 0.392%, 8/18/11 (5)	10,000	10,001
PACCAR Financial, VR, 0.656%, 11/3/10	15,000	15,000
Rabobank Nederland, VR, 0.356%, 10/17/11 (5)	24,750	24,748
Roche Holdings, VR, 2.318%, 2/25/11 (5)	16,340	16,446
Santander Drive Auto Receivables Trust Series 2010-2, Class A1, 0.405%, 9/15/11	17,838	17,838
Toyota Motor Credit, VR, 0.213%, 8/22/11	49,750	49,750
Toyota Motor Credit, VR, 0.566%, 6/27/11	24,000	24,000
Total Other Notes (Cost $473,159)		473,159

TREASURY DEBT 1.1%

U.S. Treasury Bills, 0.168%, 4/14/11	62,500	62,452
Total Treasury Debt (Cost $62,452)		62,452

VARIABLE RATE DEMAND NOTES 36.1%

Allen County, Catholic Healthcare Partners VRDN, 0.27%, 10/1/31	14,350	14,350
Austin, Water & Wastewater, VRDN, 0.30%, 5/15/31	10,195	10,195
Baltimore City, Parking, VRDN, 0.25%, 7/1/32	18,455	18,455
California, Kindergarten, GO, VRDN, 0.25%, 5/1/34	20,285	20,285
California HFA, Kaiser Permanente, VRDN, 0.25%, 6/1/41	33,000	33,000
California Housing Fin. Agency, Multi-Family, VRDN 0.25%, 2/1/41	10,730	10,730
California Infrastructure & Economic Dev. Bank Pacific Gas & Electric, VRDN, 0.23%, 12/1/16	45,215	45,215
California Statewide CDA, Kaiser Permanente, VRDN 0.25%, 4/1/38	10,500	10,500
Charlotte, NASCAR, VRDN, 0.27%, 6/1/35	8,250	8,250
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.25%, 1/15/37	10,000	10,000
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.27%, 1/15/26	17,050	17,050
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.27%, 1/15/38	27,425	27,425
Chicago Board of Ed., GO, VRDN, 0.27%, 3/1/36	14,475	14,475
Clarksville Public Building Auth., Metropolitan Nashville & Davidson County, GO, VRDN, 0.30%, 7/1/26	26,965	26,965
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.25%, 10/1/32	4,805	4,805
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.25%, 4/1/36	12,080	12,080
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.25%, 10/1/36	5,400	5,400
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.27%, 10/1/41	5,285	5,285
Colorado Housing Fin. Auth., Single Family, VRDN 0.25%, 11/1/30	3,940	3,940
Colorado Housing Fin. Auth., Single Family, VRDN 0.25%, 11/1/36	10,505	10,505

Colorado Housing Fin. Auth., Single Family, VRDN 0.25%, 11/1/37	11,805	11,805
Colorado Housing Fin. Auth., Single Family, Series A1, VRDN 0.25%, 5/1/38	22,870	22,870
Colorado Housing Fin. Auth., Single Family, Series A2, VRDN 0.25%, 5/1/38	12,480	12,480
Connecticut Housing Fin. Auth., Single Family & Multi-Family VRDN, 0.24%, 5/15/32 (7)	7,550	7,550
Connecticut Housing Fin. Auth., Single Family & Multi-Family VRDN, 0.31%, 11/15/39	9,945	9,945
Denver City & County, Airport, VRDN, 0.26%, 11/15/22	24,555	24,555
Dormitory Auth. of the State of New York, Catholic Health VRDN, 0.27%, 7/1/34	2,470	2,470
Dormitory Auth. of the State of New York, North Shore Long Island Jewish Health, VRDN, 0.25%, 7/1/39	10,600	10,600
Dormitory Auth. of the State of New York, Rockefeller Univ. VRDN, 0.26%, 7/1/35	21,500	21,500
East Bay Municipal Utility Dist., Series A3, VRDN 0.28%, 6/1/38	9,470	9,470
East Bay Municipal Utility Dist., Series A4, VRDN 0.28%, 6/1/38	13,925	13,925
Fairfax County IDA, Inova Health, VRDN, 0.27%, 5/15/35	8,905	8,905
Fulton County Dev. Auth., Woodruff Arts Center, VRDN 0.28%, 3/15/39	10,500	10,500
Georgia Private Colleges & Univ. Auth., Emory Univ. VRDN, 0.25%, 9/1/24	47,125	47,125
Georgia Private Colleges & Univ. Auth., Emory Univ., Series C1 VRDN, 0.25%, 9/1/36	48,550	48,550
Georgia Private Colleges & Univ. Auth., Emory Univ., Series C5 VRDN, 0.25%, 9/1/36	9,565	9,565
Guilford County, GO, VRDN, 0.25%, 3/1/25	37,295	37,295
Guilford County, GO, VRDN, 0.30%, 4/1/27	2,600	2,600
Harris County Health Fac. Dev. Corp. Baylor College of Medicine, VRDN, 0.30%, 11/15/47	19,600	19,600

Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.27%, 10/1/41	11,345	11,345
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.28%, 10/1/29	16,030	16,030
Houston, Combined Utility, VRDN, 0.23%, 5/15/34	21,460	21,460
Houston, Combined Utility, VRDN, 0.24%, 5/15/34	21,850	21,850
Illinois Fin. Auth., Central Dupage Health, VRDN 0.27%, 11/1/38	6,880	6,880
Illinois Fin. Auth., Northwestern Memorial Hosp., VRDN 0.24%, 8/15/42	6,970	6,970
Illinois Toll Highway Auth., Series A1, VRDN, 0.33%, 7/1/30	53,600	53,600
Illinois Toll Highway Auth., Series A2, VRDN, 0.33%, 7/1/30	18,210	18,210
Indiana Fin. Auth., Trinity Health, VRDN, 0.23%, 12/1/34	26,655	26,655
Jacksonville HFA, Baptist Health, VRDN, 0.29%, 8/15/33	27,785	27,785
Jacksonville HFA, Baptist Health, VRDN, 0.30%, 8/15/21	11,080	11,080
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.30%, 7/1/33	10,300	10,300
Kentucky Economic Dev. Fin. Auth., Baptist Healthcare VRDN, 0.26%, 8/15/38	11,105	11,105
Kentucky Economic Dev. Fin. Auth., Baptist Healthcare VRDN, 0.27%, 8/15/38	4,500	4,500
Kentucky Economic Dev. Fin. Auth., Catholic Health Initiatives VRDN, 0.24%, 5/1/34	9,700	9,700
King County, GO, VRDN, 0.25%, 1/1/40	29,000	29,000
Las Vegas Valley Water Dist., Water Improvement, Series B, GO VRDN, 0.32%, 6/1/36	16,310	16,310
Las Vegas Valley Water Dist., Water Improvement, Series C, GO VRDN, 0.32%, 6/1/36	20,600	20,600
Los Angeles County Metropolitan Transportation Auth. VRDN, 0.33%, 7/1/31	15,915	15,915
Loudoun County IDA, Howard Hughes Medical Institute VRDN, 0.24%, 2/15/38	31,620	31,620
Lynchburg IDA, Centra Health, VRDN, 0.28%, 1/1/28	4,580	4,580

Lynchburg IDA, Centra Health, VRDN, 0.28%, 1/1/35	5,300	5,300
Maryland Economic Dev. Corp., Constellation Energy VRDN, 0.31%, 4/1/24	18,000	18,000
Maryland Stadium Auth., Football Stadium VRDN, 0.30%, 3/1/26	575	575
Maryland Stadium Auth., Football Stadium, VRDN 0.32%, 12/15/19	5,000	5,000
Massachusetts HEFA, Harvard Univ., VRDN, 0.25%, 7/1/29	4,825	4,825
Massachusetts HEFA, Partners Healthcare, VRDN 0.24%, 7/1/44	20,000	20,000
Metropolitan Transportation Auth., Dedicated Tax Fund VRDN, 0.25%, 11/1/34	9,330	9,330
Michigan Hosp. Fin. Auth., Trinity Health, VRDN 0.25%, 11/1/18	12,180	12,180
Minnesota Housing Fin. Agency, Single Family, VRDN 0.28%, 7/1/38	11,460	11,460
Mississippi Business Fin. Corp., Chevron, VRDN 0.23%, 12/1/30	40,000	40,000
Mississippi Hosp. Equipment & Fac. Auth. North Mississippi Health Services, VRDN, 0.24%, 5/15/16	9,200	9,200
Missouri HEFA, Sisters of Mercy Health, VRDN, 0.27%, 6/1/16	11,325	11,325
Missouri HEFA, SSM Health Care, VRDN, 0.25%, 6/1/33	5,000	5,000
Missouri HEFA, SSM Health Care, VRDN, 0.27%, 6/1/45	71,025	71,025
Montgomery County Housing Opportunities Commission Single Family, VRDN, 0.27%, 7/1/33	6,500	6,500
Montgomery County Housing Opportunities Commission Single Family, VRDN, 0.30%, 7/1/38	6,000	6,000
Murray City, IHC Health Services, VRDN, 0.27%, 5/15/37	32,210	32,210
Nassau County Interim Fin. Auth., Sales Tax, VRDN 0.26%, 11/15/25	27,400	27,400
Nebraska Ed. Fin. Auth., Creighton Univ., VRDN, 0.27%, 7/1/35	14,535	14,535
New Jersey Economic Dev. Auth., School Fac. Construction VRDN, 0.32%, 3/1/24	11,110	11,110
New Mexico Fin. Auth., VRDN, 0.26%, 12/15/26	14,800	14,800

New York City, GO, VRDN, 0.25%, 3/1/34	26,900	26,900
New York City, GO, VRDN, 0.25%, 4/1/36	43,555	43,555
New York City Municipal Water Fin. Auth., Water & Sewer VRDN, 0.27%, 6/15/25	36,800	36,800
New York State Housing Fin. Agency, 17th & 10th Associates VRDN, 0.24%, 5/15/39	6,800	6,800
New York State Housing Fin. Agency, River Place II VRDN, 0.39%, 11/1/41	41,900	41,900
New York State Urban Dev. Corp., VRDN, 0.24%, 1/1/30	19,845	19,845
North Carolina Medical Care Commission, WakeMed VRDN, 0.27%, 10/1/26	7,645	7,645
Ohio, Common Schools, GO, VRDN, 0.26%, 3/15/25	21,435	21,435
Ohio Higher Ed. Fac. Commission, Cleveland Clinic VRDN, 0.26%, 1/1/43	11,500	11,500
Oregon, Veterans Welfare, GO, VRDN, 0.27%, 6/1/40	8,920	8,920
Oregon DOT, VRDN, 0.27%, 11/15/26	10,125	10,125
Oregon DOT, VRDN, 0.29%, 11/15/27	21,800	21,800
Philadelphia School Dist., GO, VRDN, 0.27%, 9/1/30	29,900	29,900
Saint Charles Parish, PCR, Shell Oil, VRDN, 0.26%, 10/1/22	10,150	10,150
Saint Mary Hosp. Auth., Catholic Health Initiatives VRDN, 0.23%, 5/1/44	22,300	22,300
San Diego County Regional Transportation Commission Series C, VRDN, 0.28%, 4/1/38	13,410	13,410
San Diego County Regional Transportation Commission Series D, VRDN, 0.28%, 4/1/38	31,865	31,865
Santa Clara Valley Transportation Auth., Sales Tax VRDN, 0.30%, 6/1/26	22,970	22,970
Santa Clara Valley Transportation Auth., Sales Tax VRDN, 0.32%, 6/1/26	8,930	8,930
Shelby County, GO, VRDN, 0.33%, 12/1/31	27,385	27,385
Southern Ute Indian Tribe, VRDN, 0.41%, 1/1/27	13,905	13,905
Tarrant County Cultural Ed. Fac. Fin. Corp. Texas Health Resources, VRDN, 0.25%, 11/15/47	15,775	15,775

Total Investments in Securities	
98.1% of Net Assets (Cost $5,442,534)	$ 5,442,534

‡	Denominated in U.S. dollars unless otherwise noted.
(1)	Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $1,100,175 and represents 19.8% of net assets.
(2)	Yankee certificates of deposit are issued by U.S. branches of foreign banks.
(3)	Eurodollar certificates of deposit are issued by foreign branches of U.S. or foreign banks.
(4)	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(5)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $237,172 and represents 4.3% of net assets.
(6)	Security issued under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.
(7)	Insured by AMBAC Assurance Corp.
CDA	Community Development Administration/Authority
DOT	Department of Transportation
EFA	Educational Facility Authority
GO	General Obligation
HEFA	Health & Educational Facility Authority
HFA	Health Facility Authority
HHEFA	Health & Higher Educational Facility Authority
IDA	Industrial Development Authority/Agency
PFA	Public Finance Authority/Agency
TECP	Tax-Exempt Commercial Paper
VR	Variable Rate; rate shown is effective rate at period-end.
VRDN	Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.
VRTR	Variable Rate Trust Receipt is a synthetic variable rate instrument which entitles the holder to sell the security to the special purpose trust that issued it (or to the trust's agent) at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end; and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Pronouncement On May 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On October 31, 2010, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended October 31, 2010 and October 31, 2009, totaled $494,000 and $39,270,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2010, the fund utilized $1,461,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of October 31, 2010, all expire in fiscal 2016.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the year ended October 31, 2010, the total management fees waived were $4,493,000.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At October 31, 2010, approximately 3% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At October 31, 2010, none of the outstanding shares of the fund were held by the Spectrum Funds and 2% were held by the Retirement Funds.

As of October 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 621,847,596 shares of the fund, representing 11% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING PROGRAM

The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2010, the fund earned $2,000 in interest income related to loans made to other funds on four days in the average amount of $11,575,000 and at an average annual rate of 1.20%. At October 31, 2010, there were no loans outstanding.

NOTE 7 - SUBSEQUENT EVENT

During November 2010, Price Associates contributed $3,410,000 to the fund to offset the effect of cumulative net losses realized by the fund. The payment is not expected to affect the fund’s total return.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and
Shareholders of T. Rowe Price Summit Cash Reserves Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Cash Reserves Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $353,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During Past the Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1993	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Investment Services Limited, T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and
T. Rowe Price Services, Inc.; Director, T. Rowe Price International,
Inc.; Chief Executive Officer, Chairman of the Board, Director, and
President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Michael C. Gitlin	Vice President, T. Rowe Price, T. Rowe Price Global Investment
(1970)	Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price
2010	International, Inc.; Director of Fixed Income, T. Rowe Price (2009
[39]	to present); Global Head of Trading, T. Rowe Price (2007 to 2009);
formerly Head of U.S. Equity Sales, Citigroup Global Markets (2005
to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit Funds	Principal Occupation(s)

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher P. Brown (1977)	Vice President, T. Rowe Price
Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Alisa Fiumara-Yoch, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price
Assistant Vice President

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008); Senior Portfolio
Manager, Avenue Capital Group (to 2006)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Services, Inc.;
Vice President, T. Rowe Price, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,429,000 and $2,179,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 17, 2010